SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):	April 19, 2007

Commission file number: 0-13888

CHEMUNG FINANCIAL CORPORATION (Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	16-123703-8 (I.R.S. Employer Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901
 (Address of principal executive offices) (Zip Code)

(607) 737-3711
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(B) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 18, 2007, the Board of Directors of Chemung Financial Corporation appointed Ronald M. Bentley President and Chief Executive Officer. In this connection, his annual base salary was increased from $250,000 to $310,000.

Mr. Bentley, 54, joined the Corporation in August 2006 as President and Chief Operating Officer. He has worked in retail banking for several banking organizations for 25 years, most recently with NBT Bank from 2001 to 2006.

Jan P. Updegraff, Chief Executive Officer and Vice Chairman of the Board will continue to serve as Vice Chairman of the Board.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not Applicable
(b)	Not Applicable
(c)	Exhibits

Exhibit No.
99.1	Press Release dated April 19, 2007

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

April 19, 2007	By: Ronald M. Bentley

Ronald M. Bentley
President & Chief Executive Officer